DELAWARE POOLED® TRUST

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios’ Statement of Additional Information
dated March 1, 2011

The following is added to the section entitled "Trading Practices and Brokerage" on page 67:

For the fiscal year ended October 31, 2010, The Emerging Markets Portfolio, The International Equity Portfolio, and The Labor Select International Equity Portfolio paid brokerage commissions to Macquarie Capital Europe Limited, a subsidiary of Macquarie Group Limited, an affiliate of the Manager, as follows:

Portfolio	Aggregate dollar amount of commissions paid to Macquarie Capital Europe Limited	% of aggregate commissions paid to Macquarie Capital Europe Limited	% of aggregate dollar amount of transactions involving the payment of commissions effected through Macquarie Capital Europe Limited
The Emerging Markets Portfolio	$84,170.07	12.64%	12.26%
The International Equity Portfolio	$17,954.81	7.58%	6.82%
The Labor Select International Equity Portfolio	$9,259.95	6.13%	6.85%

Please keep this Supplement for future reference.

This Supplement is dated December 15, 2011.